Exhibit 99-1
                                    ------------

                         AUXILIUM PHARMACEUTICALS, INC.

                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of October 31, 2003, by and among Auxilium Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), set forth on EXHIBIT A (the "Series A Investors"), the holders of the Company's Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), set forth on EXHIBIT B (the "Series B Investors"), the holders of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), set forth on EXHIBIT C (the "Series C Investors") and the holders of the Company's Series D Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), set forth on EXHIBIT D (the "Series D Investors").

                                    RECITALS

WHEREAS, the Company, the Series A Investors, the Series B Investors and the Series C Investors entered into an Amended and Restated Investor Rights Agreement, dated as of June 21, 2003 (the "Prior Investor Rights Agreement"), in connection with the Company's sale of up to 10,283,336 shares of its Series C Preferred Stock to the Series C Investors and warrants to purchase 3,085,001 shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

WHEREAS, the Company and the Series D Investors have entered into the Series D Preferred Stock Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), providing for, among other things, the sale and issuance of an aggregate of 28,752,365 shares of the Series D Preferred Stock and warrants to purchase up to 8,634,339 shares of the Series D Preferred Stock in accordance with the terms and conditions set forth in the Purchase Agreement;

WHEREAS, Section 5.6 of the Prior Investor Rights Agreement provides that such agreement may be amended by the written agreement of the Company, the holders of at least a majority of the shares of the Series A Preferred Stock, the holders of at least a majority of the shares of the Series B Preferred Stock, and the holders of at least a majority of the shares of the Series C Preferred Stock;

WHEREAS, the Series A Investors that are signatories hereto own at least a majority of the Series A Preferred Stock necessary to amend the Investors' Rights Agreement;

WHEREAS, the Series B Investors that are signatories hereto own at least a majority of the Series B Preferred Stock necessary to amend the Investors' Rights Agreement;

WHEREAS, the Series C Investors that are signatories hereto own at least a majority of the Series C Preferred Stock necessary to amend the Investors' Rights Agreement;

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Series D Investors to invest funds in the Company pursuant to the Purchase Agreement, the Series A Investors, the Series B Investors, the Series C Investors and the Company hereby desire to amend and restate the Prior Investor Rights Agreement, such that this Agreement shall govern the rights of the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors (the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors hereinafter collectively referred to as the "Investors") to cause the Company to register its shares of Common Stock issuable to the Investors upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock and to address certain other matters as set forth herein; and

WHEREAS, the execution and delivery of this Agreement by the Company and the Investors is a condition to the closing of the issuance, sale and purchase of the Series D Preferred Stock pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and the investment of the Series D Investors in the Series D Preferred Stock, the parties, intending to be legally bound hereby, mutually agree as follows:

SECTION 1. GENERAL

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

"HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9.

"INITIAL PUBLIC OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

"LITIGATION" means the litigation resulting from the complaints filed against the Company, Auxilium Holdings, Inc., and Geraldine Henwood in the Superior Court of Delaware in April 2002 (C.A. No. 02C-03-208).

"QUALIFIED PUBLIC OFFERING" means an underwritten, firm commitment public offering registered under the Securities Act covering the offer and sale by the Company of its Common Stock in which (i) the aggregate proceeds to the Company equal or exceed $40,000,000 (calculated after deducting underwriters' discounts and commissions and other offering expenses), and (ii) at a price per share to the public that is at least two times the then applicable conversion price of the Series D Preferred Stock.

"REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

"REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) any Common Stock of the Company issued or issuable upon exercise and conversion, if applicable, of the warrants issued to the Investors under the Series A Preferred Stock Purchase Agreement, dated July 18, 2000, by and among the Company and the Series A Investors, the Series B Preferred Stock Purchase Agreement, dated October 12, 2001, by and among the Company and the Series B Investors, the Series C Preferred Stock Purchase Agreement, dated June 21, 2003, by and among the Company and the Series C Investors and the Purchase Agreement (collectively, the "Warrants"); and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

"REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and are then issued, outstanding or issuable pursuant to then exercisable or convertible securities.

"REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

"SEC" or "COMMISSION" means the Securities and Exchange Commission.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

"SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

"SHARES" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock issued to the Investors and their permitted assigns, and the shares of Series D Preferred Stock issued or issuable upon the exercise and conversion, if applicable, of the warrants to purchase Series D Preferred Stock issued to the Investors under the Purchase Agreement.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

2.1 RESTRICTIONS ON TRANSFER.

(a) In addition to the restriction of transfer contained in the Third Amended and Restated Stockholders Agreement, dated as of the date hereof, no Holder shall make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(ii) Such disposition is made pursuant to and in compliance with Rule 144; or

(iii) (A) The proposed transferee has agreed in writing to be bound by the terms of this Agreement by executing a counterpart signature page in the form attached as ANNEX A (the "Counterpart Signature Page") (which shall not be deemed to be an amendment hereto), (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is: (A) a Holder's transfer of any or all shares held either during such Holder's lifetime or on death by will or intestacy to such Holder's immediate family or to any custodian or trustee for the account of such Holder or such Holder's immediate family ("immediate family" as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the Holder making such transfer); (B) a Holder's transfer of any or all of such Holder's shares to the Company or to any other stockholder of the Company; (C) a Holder's transfer of any or all of such Holder's shares to a person who, at the time of such transfer, is an officer or director of the Company; (D) a corporate Holder's transfer of any or all of its shares pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate Holder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate Holder; (E) a corporate Holder's transfer of any or all of its shares to any or all of its stockholders;
(F) a transfer by a Holder which is a limited or general partnership to any or all of its partners or former partners in connection with a liquidation or withdrawal event; (G) a transfer by a Holder to a limited partnership (or other similar entity) in which at least 90% of the general and limited partnership interests are held by, or in trust for, the Holder's immediate family; (H) a transfer by a limited liability company to its members or former members in accordance with their interest in the limited liability company; (I) a transfer by a Holder to an affiliate; and (J) a transfer by a Holder to a retirement plan (regardless of form) created by a Holder for the primary benefit of, or in trust for, the Holder and/or such Holder's immediate family or a transfer from such retirement plan to the designated beneficiary or beneficiaries thereof; PROVIDED that in each of the cases provided above the transferee has agreed in writing to be bound by the terms of this Agreement by executing a Counterpart Signature Page (which shall not be deemed to be an amendment hereto), and such transfer is in compliance with all applicable federal and state securities laws.

(b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be unlegended may lawfully be so disposed of without registration, qualification or legend.

(d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 DEMAND REGISTRATION.

(a) Subject to the conditions of this Section 2.2, if the Company receives a request from the Holders of at least 50% of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a Registration Statement under the Securities Act then the Company shall, within 15 days of the receipt thereof, give notice of such request to all Holders. The Holders shall have the right, by giving written notice to the Company within 15 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election, and the Company shall use its best efforts to effect, as soon as practicable, the registration of all Registrable Securities that the Holders request to be registered in such notice of election (and shall promptly notify in writing the Holders registering Registrable Securities registered under any such Registration Statement once any such Registration Statement has been declared effective).

(b) If the Initiating Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company as a part of their demand pursuant to this Section 2.2 or Section 2.4 and the Company shall include such information in the notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon participation in such underwriting. The underwriter or underwriters for such offering shall be selected by a majority in interest of the Holders participating in such offering, subject to the approval of the Board of Directors of the Company (the "Board"), which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all participating Holders, and the number of shares that may be included in the underwriting and registration shall be allocated pro rata to the participating Holders based on the number of Registrable Securities held; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company proposed to be included in such underwriting and registration by holders of the Company's securities are first entirely excluded from the underwriting and registration. If all of the Registrable Securities so requested for registration by the Holders requesting registration are excluded from an offering under Section 2.2(a) by the underwriter or underwriters for such offering (a "Reload Event"), then such Holders shall have the right to one additional Demand Registration under Section 2.2(a) upon the occurrence of each Reload Event.

(c) The Company shall not be required to effect any such registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the second anniversary of the date of this Agreement or (B) six months following the effective date of the registration statement pertaining to an Initial Public Offering;

(ii) the aggregate offering price of the proposed underwriting and registration is less than $5.0 million;

(iii) after the Company has effected two registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective, and the securities offered pursuant to such registrations have been sold;

(iv) during the period starting with the date of filing of, and ending on the date six months following the effective date of a registration statement pertaining to the Initial Public Offering or to any other underwritten public offering made pursuant to this Section 2.2 or Section 2.4 or in which the Holders were given the opportunity to participate pursuant to Section 2.3 and no more than 25% of the Registrable Securities so requested to be registered by the Holders were excluded from any such registration; PROVIDED that the Company makes reasonable and diligent good faith efforts to cause such registration statement to become effective; (v) if within 15 days of receipt of a written request from the Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make its Initial Public Offering within 120 days;

(vi) if the Company shall furnish to the Initiating Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; PROVIDED that such right to delay a request shall be exercised by the Company not more than once in any 12-month period; or

(vii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

(d) If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least 15 days prior to the effective date of the Registration Statement; PROVIDED, HOWEVER, that if the number of Registrable Securities withdrawn in accordance herewith would result in the registration of less than 20% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price would exceed $5,000,000), then the Company shall not be required to effect a registration pursuant to this Section 2.2, and the Company shall not be required to pay the Registration Expenses incurred to date. The securities so withdrawn shall also be withdrawn from the Registration Statement.

2.3 PIGGYBACK REGISTRATIONS. Following the Company's Initial Public Offering, the Company shall notify all Holders at least 30 days prior to the filing of any registration statement under the Securities Act for a public offering of securities of the Company (including registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. Each Holder desiring to include Registrable Securities in any such registration statement shall notify the Company within 15 days after the notice from the Company. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company, all upon the terms and conditions set forth herein.

(a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon the Holder's participation in the underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders pro rata based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. Notwithstanding the foregoing, no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 25% of the total amount of securities included in such registration, unless such offering is the Initial Public Offering.

(b) RIGHT TO TERMINATE REGISTRATION. The Company shall give written notice of its determination to terminate or withdraw any registration initiated by it under this Section 2.3 promptly after the occurrence thereof. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5.

(c) If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least fifteen days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

2.4 FORM S-3 REGISTRATION.

(a) If the Company shall receive from any Holder or Holders a request that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short form registration statement, and any related qualification or compliance, with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(i) promptly give notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(ii) as soon as practicable, effect such registration and all such qualifications and compliances as would permit or facilitate the sale and distribution of the Registrable Securities specified in such request, together with the Registrable Securities of any other Holder or Holders joining in such request by notice to the Company given within 15 days after receipt of such notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(1) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, or

(3) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4; PROVIDED, that such right to delay a request shall be exercised by the Company not more than once in any 12-month period, or

(4) if the Company has, within the 12-month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 2.4, or

(5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively. If the Initiating Holders intend to distribute Registrable Shares pursuant to an underwriting, they shall so advise the Company in the demand pursuant to Section 2.2(a).

(c) After the Company's Initial Public Offering, the Company will use its commercially reasonable efforts to qualify for the registration of its shares of Common Stock on Form S-3.

2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Company or the stockholders selling the securities on a pro-rata basis, as the case may be. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2, the request of which has been subsequently withdrawn by the Initiating Holders unless the withdrawal is based upon material adverse information concerning the Company (including a material drop in the market price of the Company's common stock) of which the Initiating Holders were not aware at the time of such request. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. Notwithstanding the foregoing, the Holders shall be solely responsible for the fees and expenses of any counsel retained by such Holders on a pro-rata basis in connection with such withdrawn registration (other than a withdrawal which is based upon material adverse information concerning the Company, including a material drop in the market price of the Company's common stock, of which the Initiating Holders were not aware at the time of such request) and any transfer taxes or Selling Expenses incurred by the Holders in connection therewith.

2.6 OBLIGATIONS OF THE COMPANY. Whenever required to register any Registrable Securities, the Company shall, as expeditiously as reasonably possible: (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act for a registration pursuant to
Section 2.4, and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to six months for a registration pursuant to Section 2.2 and for up to twenty-four months for a registration pursuant to Section 2.4 or, if earlier, until the Holder or Holders have completed the distribution related thereto; PROVIDED, HOWEVER, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all action required to prevent the entry of such stop order or to remove it if entered or of the receipt of any SEC comment letter (a copy of which shall be provided to Holders' Counsel).

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f) Notify in writing each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h) Keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Sections 2.2, 2.3 and 2.4 hereunder.

(i) Take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

2.7 FURNISHING INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities and such other information as shall be required to effect the registration of their Registrable Securities as the Company may reasonably request in writing.

2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and the partners, officers, directors, stockholders and Affiliates (as defined below) of each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company:
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, stockholder, underwriter, Affiliate or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (subject to recoupment if this indemnification is determined to be inapplicable); PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, stockholder, underwriter, Affiliate or controlling person of such Holder. The term "Affiliate" for purposes of this
Section 2.8 shall mean, with respect to any person, any other person that, directly or indirectly, controls, is controlled by, or is under common control with, such person.

(b) To the extent permitted by law, each Holder, will severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors, officers, stockholders, Affiliates or any person who controls such Holder, against any losses, claims, damages or liabilities to which the Company or any such person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder, severally and not jointly, will pay as incurred any legal or other expenses reasonably incurred by the Company or any such person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, HOWEVER, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder. The parties hereto hereby acknowledge that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company, Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member, retired member or affiliate of a Holder, (b) is a Holder's immediate family member or trust for the benefit of an individual Holder or immediate family members or (c) any third party purchaser; PROVIDED, HOWEVER, (i) the transferor shall, within 10 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such transferee or assignee receives in such transfer or assignment at least 800,000 shares, PROVIDED, HOWEVER, if the transferee or assignee is a subsidiary, parent, general partner, limited partner, retired partner, member, retired member or affiliate of a Holder, or is a Holder's immediate family member or trust for the benefit of an individual Holder or immediate family members no such minimum amount of shares shall be required for the assignment of the registration rights; (iii) such transferee shall agree to be subject to all restrictions set forth in this Agreement by executing a Counterpart Signature Page (which shall not be deemed to be an amendment hereto), and (iv) such assignment or transfer shall be in compliance with all federal and state securities laws.

2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities held by the Series A Investors then outstanding, at least a majority of the Registrable Securities held by the Series B Investors then outstanding, at least a majority of the Registrable Securities held by the Series C Investors then outstanding and at least a majority of the Registrable Securities held by the Series D Investors then outstanding, each voting as a separate class. Any amendment or waiver effected in accordance with this Section
2.10 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding held by the Series A Investors, a majority of the Registrable Securities then outstanding held by the Series B Investors, a majority of the Registrable Securities then outstanding held by the Series C Investors and a majority of the Registrable Securities then outstanding held by the Series D Investors, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder.

2.12 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. No Holder shall sell or otherwise transfer (other than transfers by a Holder to an affiliate of such Holder) or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED that:

(i) such agreement shall apply only to the Company's Initial Public Offering;

(ii) all officers, directors and 5% stockholders of the Company enter into similar agreements; and

(iii) each Holder shall execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180-day period.

2.13 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company shall use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents so filed by the Company, and such other information as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY

3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish each Investor with audited financial statements of the Company prepared by a major accounting firm selected by the Board and in accordance with generally accepted accounting principles consistently applied.

(c) As soon as practicable, and in any event not later at the Company's December Board meeting, the Company will furnish each Investor with an annual budget for the next fiscal year approved by the Board (and as soon as available, any subsequent revisions thereto) including projected income statements, cash flows and balance sheets on a quarterly basis for the ensuing fiscal year.

(d) As soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, consolidated balance sheets of the Company as of the end of each calendar month, and consolidated statements of income and cash flows of the Company for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, excluding footnotes and year-end adjustments, and a narrative discussion and analysis, of the results of operations and financial condition of the Company and setting forth in each case in comparative form the figures for such month and the figures from the most recent budget approved by the Board, and an analysis of the Company's compliance with applicable loan covenants, if any, all in reasonable detail. Such financial statements shall include a narrative discussion and analysis of the financial condition of the Company prepared by the Chief Financial Officer of the Company summarizing the foregoing.

(e) In the event that the Company fails to provide the financial statements and/or monthly reports required by Sections 3.1(b) and 3.1(d), the Investors may, at the Company's expense, request an audit by an accounting firm of their own choice such that such financial statements and/or monthly reports are produced to the Investors' satisfaction.

(f) Within 10 days after discovery of any default in the performance of the covenants and agreements contained in this Section 3.1, the Company shall furnish each Investor a statement outlining such default or event, and management's proposed response to such default or event.

3.2 INSPECTION RIGHTS. Each Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all during normal business hours following reasonable notice and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated under this Section 3.2 with respect to any Investor that is a competitor of the Company.

3.3 CONFIDENTIALITY OF RECORDS. Each Investor shall use, and shall use its reasonable best efforts to cause its authorized representatives to use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies in writing as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary, affiliate or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary, affiliate or parent is advised of the confidentiality provisions of this Section 3.3. Notwithstanding the foregoing, information shall not be deemed confidential if
(a) at the time of disclosure it is generally available to and known by the public (other than as a result of a disclosure directly by the recipient or any of its representatives), (b) was available to the recipient on a non-confidential basis from a source that is not and was not prohibited from disclosing such information to the recipient by a contractual, legal or fiduciary obligation or (c) is known to the recipient prior to or independently of its relationship with the Company.

3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the exercise of the Warrants, all shares of Common Stock issuable from time to time upon such conversion and exercise.

3.5 STOCK VESTING. Unless otherwise approved by the Board, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over four years. With respect to any shares of stock purchased by any such person pursuant to the exercise of any stock options, the Company shall have the following rights (to the extent permissible under applicable securities laws and other laws): (a) until the Company's Initial Public Offering, the Company or its assignee shall have a right of first refusal to purchase such shares of stock should the holder thereof desire to sell any such shares; and (b) the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option until the Initial Public Offering, to purchase at fair market value (as determined in good faith by the Board) any vested shares of stock held by such person.

3.6 EMPLOYEE NON-DISCLOSURE, ASSIGNMENT OF DEVELOPMENTS AND NON-SOLICITATION AGREEMENT. The Company shall require all employees and consultants to execute and deliver an Employee Non-Disclosure, Assignment of Developments and Non-Solicitation Agreement substantially in the form attached as Exhibit 3.15 to the Purchase Agreement.

3.7 BOARD OBSERVATION.

(a) Prior to a Qualified Public Offering, the following Holders shall have the right to have a representative attend all meetings of the Board of Directors (whether in person, by telephone or otherwise) in a non-voting observer capacity and shall be entitled to receive, concurrently with the members of the Board, and in the same manner, notice of such meeting and a copy of all materials, consents and resolutions provided to such members of the Board:

(i) The Sprout Group, beginning on the date on which Sprout Capital IX, L.P. and its affiliates are not represented on the Board and ending on the date that Sprout Capital IX, L.P. and its affiliates owns less than 20% of the Series D Preferred Stock purchased by Sprout Capital IX, L.P. and its affiliates on the date hereof or Common Stock issuable upon conversion of such series of Preferred Stock;

(ii) Perseus-Soros Biopharmaceutical Fund, L.P. ("PSBF"), beginning on the date on which PSBF is not represented on the Board and ending on the date that PSBF owns less than 20% of the Series B Preferred Stock purchased by it on October 12, 2001 and the Series C Preferred Stock purchased by it on June 21, 2002 or Common Stock issuable upon conversion of such series of Preferred Stock;

(iii) Orbimed Advisors, LLC, beginning on the date on which Caduceus Private Investments II, LP ("Caduceus") and its affiliates are not represented on the Board and ending on the date that Caduceus and its affiliates own less than 20% of the Series D Preferred Stock purchased by it on the date hereof or Common Stock issuable upon conversion of such series of Preferred Stock;

(iv) BB Biotech ("BB"), or an affiliate thereof, until such time as BB and its affiliates own less than 20% of the Series D Preferred Stock purchased by BB on the date hereof or Common Stock issuable upon conversion of such series of Preferred Stock;

(v) SCP Private Equity Partners II, L.P. ("SCP"), beginning on the date on which SCP is not represented on the Board and ending on the date that SCP and its affiliates own less than 1.0 million shares of the capital stock of the Company;

(vi) Lehman Brothers Healthcare Venture Capital L.P. ("Lehman"), or an affiliate thereof, until such time as Lehman and its affiliates own less than 20% of the Series C Preferred Stock purchased by Lehman and its affiliates on June 21, 2002 or the Common Stock issuable upon conversion thereof; and

(vii) Schroder Ventures Life Sciences Fund II LPI ("Schroders"), or an affiliate thereof, until such time as Schroders and its affiliates own less than 20% of the Series C Preferred Stock purchased by Schroders and its affiliates on June 21, 2002 or the Common Stock issuable upon conversion thereof.

(b) The Company shall hold meetings of the Board not less than quarterly.

(c) After the date hereof the Company shall create a search committee to initiate a search for a President/Chief Operating Officer, which search committee shall include at least one director designated by the holders of a majority of the shares of Series D Preferred Stock.

3.8 DIRECTORS' EXPENSES. The Company shall reimburse each member of the Board for all reasonable expenses incurred by the director to attend board meetings and any other expenses incurred in connection with the Company's business approved by the Chief Executive Officer or President of the Company.

3.9 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Fourth Restated Certificate of Incorporation and By-laws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

3.10 INDEMNIFICATION. The Company will indemnify members of the Board to the broadest extent permitted by applicable law and will indemnify each Investor for any claims brought against the Investors by any third party (including any other stockholder of the Company) as a result of this financing.

3.11 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" ("USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("FIRPTA"). The Company shall make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. ss. 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. ss. 1.897-2(h)(1) (but in any event, one business day prior to the close of any sale of an interest in the Company by such Investor) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

3.12 SETTLEMENT OF LITIGATION. If the Company is adjudged liable in connection with the Litigation in an amount that is less than $2.0 million, the Company promptly shall give The Sprout Group written notice of such judgement promptly after the Company receives notice that such judgement was entered. The Company shall not appeal any such judgment without the written approval of The Sprout Group; PROVIDED, that The Sprout Group delivers written notice of its objection to any such appeal at least five calendar days prior to the last date on which the Company may enter a notice of appeal with respect to such judgment. If the Company negotiates the terms of a settlement agreement with the plaintiffs in the Litigation for an amount less than $2.0 million, then the Company shall promptly deliver written notice thereof to The Sprout Group, which notice shall include the specific terms thereof. The Sprout Group shall have five business days from the date of its receipt of such notice to require the Company to consummate such settlement agreement. If The Sprout Group fails to notify the Company in writing of its approval within such five-business day period, then The Sprout Group shall be deemed to have waived its rights under this Section
3.12 as to requiring the Company to consummate any such settlement agreement. Additionally, the Company shall promptly notify The Sprout Group in writing of any settlement proposal relating to the Litigation.

3.13 TERMINATION OF COVENANTS. Except for the covenants contained in Section 3.3, 3.4 and 3.10, all covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Holder upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Public Offering or (ii) upon an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction, together with their affiliates, own immediately after such transaction securities representing less than 50% of the voting power of the corporation or other entity surviving such transaction.

SECTION 4. RIGHT OF FIRST REFUSAL

4.1 SUBSEQUENT OFFERINGS. The Holders shall have Pro Rata, a right of first refusal to purchase all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 The term "Equity Securities" shall mean (i) any Common Stock or Preferred Stock of the Company, (ii) any security convertible, with or without consideration, into any of the Common Stock or the Company's Preferred Stock, par value $0.01 per share (the "Preferred Stock") (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock or (iv) any such warrant or right. The term "Pro Rata" means the number quotient determined by dividing the (x) the sum of the number of shares of Common Stock held by each Holder immediately prior to the issuance of the Equity Securities, assuming full exercise and/or conversion of all shares of Preferred Stock, all other Company securities exercisable and/or convertible into the Company's Common Stock held by all Holders, by the total number of common shares held by all Holders, assuming full exercise and/or conversion of all Preferred Stock, and all other Company securities exercisable and/or convertible into the Company's Common Stock held by all Holders.

4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give the Holders notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Holder shall have 20 days from the date of delivery of any such notice to agree to purchase the Equity Securities for the price and upon the terms and conditions specified in the notice by giving notice to the Company and stating therein the quantity of Equity Securities it agrees to purchase. Such 20 day limited period is subject to the Company then being in compliance with its covenants in Sections 3.1 and 3.2. If some but not all of the Holders elect to purchase their Pro Rata share of the offered Equity Securities, those electing Holders shall have 10 additional days to agree to purchase any or all of the offered Equity Securities that were available for purchase by the non-electing Holders, allocated Pro Rata among the electing Holders who choose to purchase such additional offered Equity Securities, based on the number of common shares held by each electing Holder assuming conversion of all shares of Preferred Stock held by such Holder.

4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the Holders fail to exercise in full the rights of first refusal, the Company shall have 90 days thereafter to sell all such Equity Securities to any other person(s), at the same price and upon general terms and conditions materially no more favorable to the purchasers thereof than were offered to the Holders pursuant to Section 4.2, and shall have no obligation to sell any such equity securities to the Holders.

4.4 TERMINATION AND WAIVER OF RIGHT OF FIRST REFUSAL. The right of first refusal established by this Section 4 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to the Company's first Qualified Public Offering. The provisions of this Section 4 may be amended or waived only by the agreement of the Company and the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock of the Company and 66 2/3% of the Series D Preferred Stock of the Company each voting as a separate class.

4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. Each Holder may assign its right of first refusal under this Section 4 in whole or in part to one or more of the following: any subsidiary, parent, general partner, limited partner, retired partner, member, retired member, general partner of a general partner, affiliate or family trust of such Holder, who shall agree to be bound by this Agreement in connection with and following such assignment by executing a Counterpart Signature Page (which shall not be deemed to be an amendment hereto).

4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to compensation plans, agreements, or other arrangements that are approved by the Board, including the Company's 2000 Equity Compensation Plan, as amended from time to time.

(b) stock issued pursuant to convertible securities outstanding as of the date of this Agreement or issued pursuant to the Purchase Agreement;

(c) any Equity Securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets or shares or other reorganization whereby the Company will own not less than a majority of the voting power of the surviving or successor corporation;

(d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e) shares of Common Stock issued upon conversion of the Shares or upon exercise of the Warrants issued pursuant to the Purchase Agreement;

(f) any Equity Securities not to exceed 1.0% of the outstanding capital stock of the Company on a fully diluted and as-converted basis on the date of issuance issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution;

(g) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; PROVIDED that such strategic transactions and the issuance of shares therein has been approved by the Board; or

(h) any Series D Preferred Stock sold pursuant to the Purchase Agreement.

SECTION 5. MISCELLANEOUS

5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware, regardless of the conflicts of laws principles thereof.

5.2 SURVIVAL. Except as expressly provided herein, the representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.4 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 AMENDMENT AND WAIVER.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the consent of (i) the Company, and (ii) the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock and 66 2/3% of the Series D Preferred Stock, each voting as a separate class.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the consent of the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock and 66 2/3% of the Series D Preferred Stock, each voting as a separate class.

5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

5.8 NOTICES AND CONSENTS. All notices and consents required or permitted hereunder must be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages or Exhibit A or at such other address as such party may designate by 10 days advance written notice to the other parties hereto.

5.9 FORUM SELECTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the Chancery Court of the State of Delaware, if permitted, or in such other appropriate court of the State of Delaware, County of New Castle or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts (delivery of which may occur via facsimile), each of which shall be an original, but all of which together shall constitute one instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or the signature page thereof) shall be deemed to be an executed original thereof.

5.11 ADJUSTMENTS. All references to numbers of shares, per share price or other share amounts in this Agreement, the Purchase Agreement or in any of the agreement delivered in connection herewith or therewith shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

5.12 INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders,
(c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Annex, Schedule and Exhibit and similar references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Any reference to a party's being satisfied with any particular item or to a party's determination of a particular item presumes that such standard will not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion.

5.13 AGGREGATION. All shares of Series A Preferred Stock held by Series A Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series A Investors. All shares of Series B Preferred Stock held by Series B Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series B Investors. All shares of Series C Preferred Stock held by Series C Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series C Investors. All shares of Series D Preferred Stock held by Series D Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series D Investors.

5.14 NEGOTIATED AGREEMENT. The parties hereto hereby acknowledge that the terms and language of this Agreement were the result of negotiations among the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any particular party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

5.15 PRIOR INVESTOR RIGHTS AGREEMENT. The Prior Investor Rights Agreement is hereby amended and restated in full to read as set forth herein.

                           [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                         AUXILIUM PHARMACEUTICALS, INC.



                         By:
                         -----------------------------
                         Name:   Jane H. Hollingsworth
                         Title:  Executive Vice President



160 W. Germantown Pike, Suite D-5 Norristown, PA 19401

AS A SERIES D INVESTOR:

SPROUT ENTREPRENEURS FUND, L.P.

By: DLJ Capital Corporation

Its: General Partner

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SPROUT CAPITAL IX, L.P.

By: DLJ Capital Corporation

Its: Managing General Partner

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

DLJ CAPITAL CORPORATION

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

CADUCEUS PRIVATE INVESTMENTS II, L.P.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

CADUCEUS PRIVATE INVESTMENTS II (QP), L.P.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

UBS JUNIPER CROSSOVER FUND, L.L.C.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

BIOTECH GROWTH N.V.

By:
Name:
Title:

Address: Asset Managment BAB N.V.
                        A.Mendes Chumaceiro Boulevard 11
Curacoa, Netherlands Antilles
Attention: Jon Bootsma

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES A, SERIES B, SERIES C INVESTOR AND SERIES D INVESTOR:

SCP PRIVATE EQUITY PARTNERS II, L.P.

By: SCP Private Equity II General Partner, L.P., its General Partner

By: SCP Private Equity II, LLC

By:
Name:
Title:

Address: 435 Devon Park Drive, Building 300 Wayne, PA 19087
Attention: Winston J. Churchill Fax: 610.975.9546

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES A, SERIES C AND SERIES D INVESTOR:

CIP CAPITAL, L.P.

By: CIP Capital Management, Inc.



By:
     -------------------------------
Name:    Joseph L. Jackson
Title:   President

Address: 435 Devon Park Drive, Building 300
         Wayne, PA 19087
         Attention:  Joseph L. Jackson
         Fax: 610.975.9546



AS A SERIES B, SERIES C AND SERIES D INVESTOR:

PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

By: Perseus-Soros Partners, LLC,
Its General Partner

By: SFM Participation, L.P.,
Its Managing Member

By: SFM AH, Inc.,
Its General Partner

By: Soros Private Funds Management LLC
Its Managing Member



-----------------------------------
By:
Title:   Attorney-in-Fact

Address: Perseus-Soros Biopharmaceutical Fund, L.P.
         888 Seventh Avenue, 29th Floor
         New York, NY  10106
         Attention:  Christopher D. Earl

         with a copy to:

         Perseus-Soros Biopharmaceutical Fund, L.P.
         C/O Soros Fund Management LLC
         888 Seventh Avenue, 31st Floor
         New York, NY 10106
         Attention:  Richard D. Holahan, Jr., Esq.

         and

         Paul, Weiss, Rifkind, Wharton & Garrison
         1285 Avenue of the Americas
         New York, New York 10019-6064
         Attention: Bruce A. Gutenplan, Esq.



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS P.A. LLC



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: LB I Group Inc., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: Lehman Brothers Offshore Partners Ltd., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SITCO NOMINEES LTD. VC01903

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: Attention: Therese Maguire
Barfield House
St. Julian's Avenue
St. Peter Port, Guernsey
CHANNEL ISLANDS

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

By: Lehman Brothers HealthCare Venture Capital Associates L.P., its General
    Partner

By: LB I Group Inc., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES C AND SERIES D INVESTOR:

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

By:
Name:
Title:

Address: F.A.O. Nick Coleman
Schroder Ventures Life Sciences First Floor
71 Kingsway
London
WC2B 6ST
UNITED KINGDOM

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES B AND SERIES C INVESTOR:

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

By: UTCM, LLC, its General Partner



By:
     ----------------------------
Name:    Thomas I. Unterberg
Title:   A Managing Member

Address: 350 Madison Avenue
         New York, NY 10017



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS, L.P.

By: UTCM, LLC, its General Partner



By:
     ----------------------------
Name:    Thomas I. Unterberg
Title:   A Managing Member

Address: 350 Madison Avenue
         New York, NY 10017



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES C INVESTOR:

MERRILL LYNCH VENTURES L.P. 2001

By: Merrill Lynch Ventures LLC, as General Partner



By:
     ---------------------------
Name:    Edward J. Higgins
Title:   Vice President and Co-Chief Investment Officer

Address: 95 Greene Street, 7th Floor
         Jersey City, NJ 07302
         Attention: Robert F. Tully
         PH:  201.671.0400
         FAX:  201.671.4527



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                               SERIES A INVESTORS

NAME

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

                                    EXHIBIT B

                               SERIES B INVESTORS

NAME

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

LB I GROUP INC.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

                                    EXHIBIT C

                               SERIES C INVESTORS

NAME

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

MERRILL LYNCH VENTURES L.P. 2001

                                    EXHIBIT D

                               SERIES D INVESTORS

NAME

SPROUT ENTREPRENEURS FUND, L.P.

SPROUT CAPITAL IX, L.P.

DLJ CAPITAL CORPORATION

UBS JUNIPER CROSSOVER FUND, L.L.C.

CADUCEUS PRIVATE INVESTMENTS II, LP

CADUCEUS PRIVATE INVESTMENTS II (QP), LP

BIOTECH GROWTH N.V.

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

                                     ANNEX A

                           COUNTERPART SIGNATURE PAGE
                                       TO
                         AUXILIUM PHARMACEUTICALS, INC.
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

The undersigned, as a purchaser of shares of Series C Preferred Stock, par value $0.01 per share, of Auxilium Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of an Investor as defined in, the Second Amended and Restated Prior Investor Rights Agreement by and among the Company, and the investors listed on EXHIBIT A, EXHIBIT B and EXHIBIT C thereto (the "Prior Investor Rights Agreement"), and further authorizes the Company to attach this signature page to the Prior Investor Rights Agreement in order to make the undersigned a party to the Prior Investor Rights Agreement.

[Investor Name]

Dated: _____________, 200__
Common Stock issuable upon conversion of such series of Preferred Stock;

(iv) BB Biotech ("BB"), or an affiliate thereof, until such time as BB and its affiliates own less than 20% of the Series D Preferred Stock purchased by BB on the date hereof or Common Stock issuable upon conversion of such series of Preferred Stock;

(v) SCP Private Equity Partners II, L.P. ("SCP"), beginning on the date on which SCP is not represented on the Board and ending on the date that SCP and its affiliates own less than 1.0 million shares of the capital stock of the Company;

(vi) Lehman Brothers Healthcare Venture Capital L.P. ("Lehman"), or an affiliate thereof, until such time as Lehman and its affiliates own less than 20% of the Series C Preferred Stock purchased by Lehman and its affiliates on June 21, 2002 or the Common Stock issuable upon conversion thereof; and

(vii) Schroder Ventures Life Sciences Fund II LPI ("Schroders"), or an affiliate thereof, until such time as Schroders and its affiliates own less than 20% of the Series C Preferred Stock purchased by Schroders and its affiliates on June 21, 2002 or the Common Stock issuable upon conversion thereof.

(b) The Company shall hold meetings of the Board not less than quarterly.

(c) After the date hereof the Company shall create a search committee to initiate a search for a President/Chief Operating Officer, which search committee shall include at least one director designated by the holders of a majority of the shares of Series D Preferred Stock.

3.8 DIRECTORS' EXPENSES. The Company shall reimburse each member of the Board for all reasonable expenses incurred by the director to attend board meetings and any other expenses incurred in connection with the Company's business approved by the Chief Executive Officer or President of the Company.

3.9 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Fourth Restated Certificate of Incorporation and By-laws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

3.10 INDEMNIFICATION. The Company will indemnify members of the Board to the broadest extent permitted by applicable law and will indemnify each Investor for any claims brought against the Investors by any third party (including any other stockholder of the Company) as a result of this financing.

3.11 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" ("USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("FIRPTA"). The Company shall make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. ss. 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. ss. 1.897-2(h)(1) (but in any event, one business day prior to the close of any sale of an interest in the Company by such Investor) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

3.12 SETTLEMENT OF LITIGATION. If the Company is adjudged liable in connection with the Litigation in an amount that is less than $2.0 million, the Company promptly shall give The Sprout Group written notice of such judgement promptly after the Company receives notice that such judgement was entered. The Company shall not appeal any such judgment without the written approval of The Sprout Group; PROVIDED, that The Sprout Group delivers written notice of its objection to any such appeal at least five calendar days prior to the last date on which the Company may enter a notice of appeal with respect to such judgment. If the Company negotiates the terms of a settlement agreement with the plaintiffs in the Litigation for an amount less than $2.0 million, then the Company shall promptly deliver written notice thereof to The Sprout Group, which notice shall include the specific terms thereof. The Sprout Group shall have five business days from the date of its receipt of such notice to require the Company to consummate such settlement agreement. If The Sprout Group fails to notify the Company in writing of its approval within such five-business day period, then The Sprout Group shall be deemed to have waived its rights under this Section
3.12 as to requiring the Company to consummate any such settlement agreement. Additionally, the Company shall promptly notify The Sprout Group in writing of any settlement proposal relating to the Litigation.

3.13 TERMINATION OF COVENANTS. Except for the covenants contained in Section 3.3, 3.4 and 3.10, all covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Holder upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Public Offering or (ii) upon an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction, together with their affiliates, own immediately after such transaction securities representing less than 50% of the voting power of the corporation or other entity surviving such transaction.

SECTION 4. RIGHT OF FIRST REFUSAL

4.1 SUBSEQUENT OFFERINGS. The Holders shall have Pro Rata, a right of first refusal to purchase all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 The term "Equity Securities" shall mean (i) any Common Stock or Preferred Stock of the Company, (ii) any security convertible, with or without consideration, into any of the Common Stock or the Company's Preferred Stock, par value $0.01 per share (the "Preferred Stock") (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock or (iv) any such warrant or right. The term "Pro Rata" means the number quotient determined by dividing the (x) the sum of the number of shares of Common Stock held by each Holder immediately prior to the issuance of the Equity Securities, assuming full exercise and/or conversion of all shares of Preferred Stock, all other Company securities exercisable and/or convertible into the Company's Common Stock held by all Holders, by the total number of common shares held by all Holders, assuming full exercise and/or conversion of all Preferred Stock, and all other Company securities exercisable and/or convertible into the Company's Common Stock held by all Holders.

4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give the Holders notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Holder shall have 20 days from the date of delivery of any such notice to agree to purchase the Equity Securities for the price and upon the terms and conditions specified in the notice by giving notice to the Company and stating therein the quantity of Equity Securities it agrees to purchase. Such 20 day limited period is subject to the Company then being in compliance with its covenants in Sections 3.1 and 3.2. If some but not all of the Holders elect to purchase their Pro Rata share of the offered Equity Securities, those electing Holders shall have 10 additional days to agree to purchase any or all of the offered Equity Securities that were available for purchase by the non-electing Holders, allocated Pro Rata among the electing Holders who choose to purchase such additional offered Equity Securities, based on the number of common shares held by each electing Holder assuming conversion of all shares of Preferred Stock held by such Holder.

4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the Holders fail to exercise in full the rights of first refusal, the Company shall have 90 days thereafter to sell all such Equity Securities to any other person(s), at the same price and upon general terms and conditions materially no more favorable to the purchasers thereof than were offered to the Holders pursuant to Section 4.2, and shall have no obligation to sell any such equity securities to the Holders.

4.4 TERMINATION AND WAIVER OF RIGHT OF FIRST REFUSAL. The right of first refusal established by this Section 4 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to the Company's first Qualified Public Offering. The provisions of this Section 4 may be amended or waived only by the agreement of the Company and the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock of the Company and 66 2/3% of the Series D Preferred Stock of the Company each voting as a separate class.

4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. Each Holder may assign its right of first refusal under this Section 4 in whole or in part to one or more of the following: any subsidiary, parent, general partner, limited partner, retired partner, member, retired member, general partner of a general partner, affiliate or family trust of such Holder, who shall agree to be bound by this Agreement in connection with and following such assignment by executing a Counterpart Signature Page (which shall not be deemed to be an amendment hereto).

4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to compensation plans, agreements, or other arrangements that are approved by the Board, including the Company's 2000 Equity Compensation Plan, as amended from time to time.

(b) stock issued pursuant to convertible securities outstanding as of the date of this Agreement or issued pursuant to the Purchase Agreement;

(c) any Equity Securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets or shares or other reorganization whereby the Company will own not less than a majority of the voting power of the surviving or successor corporation;

(d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e) shares of Common Stock issued upon conversion of the Shares or upon exercise of the Warrants issued pursuant to the Purchase Agreement;

(f) any Equity Securities not to exceed 1.0% of the outstanding capital stock of the Company on a fully diluted and as-converted basis on the date of issuance issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution;

(g) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; PROVIDED that such strategic transactions and the issuance of shares therein has been approved by the Board; or

(h) any Series D Preferred Stock sold pursuant to the Purchase Agreement.

SECTION 5. MISCELLANEOUS

5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware, regardless of the conflicts of laws principles thereof.

5.2 SURVIVAL. Except as expressly provided herein, the representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.4 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 AMENDMENT AND WAIVER.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the consent of (i) the Company, and (ii) the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock and 66 2/3% of the Series D Preferred Stock, each voting as a separate class.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the consent of the holders of at least a majority of the Series A Preferred Stock, a majority of the Series B Preferred Stock, a majority of the Series C Preferred Stock and 66 2/3% of the Series D Preferred Stock, each voting as a separate class.

5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

5.8 NOTICES AND CONSENTS. All notices and consents required or permitted hereunder must be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages or Exhibit A or at such other address as such party may designate by 10 days advance written notice to the other parties hereto.

5.9 FORUM SELECTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the Chancery Court of the State of Delaware, if permitted, or in such other appropriate court of the State of Delaware, County of New Castle or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts (delivery of which may occur via facsimile), each of which shall be an original, but all of which together shall constitute one instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or the signature page thereof) shall be deemed to be an executed original thereof.

5.11 ADJUSTMENTS. All references to numbers of shares, per share price or other share amounts in this Agreement, the Purchase Agreement or in any of the agreement delivered in connection herewith or therewith shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

5.12 INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders,
(c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Annex, Schedule and Exhibit and similar references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Any reference to a party's being satisfied with any particular item or to a party's determination of a particular item presumes that such standard will not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion.

5.13 AGGREGATION. All shares of Series A Preferred Stock held by Series A Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series A Investors. All shares of Series B Preferred Stock held by Series B Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series B Investors. All shares of Series C Preferred Stock held by Series C Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series C Investors. All shares of Series D Preferred Stock held by Series D Investors that are affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement to such Series D Investors.

5.14 NEGOTIATED AGREEMENT. The parties hereto hereby acknowledge that the terms and language of this Agreement were the result of negotiations among the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any particular party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

5.15 PRIOR INVESTOR RIGHTS AGREEMENT. The Prior Investor Rights Agreement is hereby amended and restated in full to read as set forth herein.

                           [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                         AUXILIUM PHARMACEUTICALS, INC.



By:
-----------------------------
Name:   Jane H. Hollingsworth
Title:  Executive Vice President



160 W. Germantown Pike, Suite D-5 Norristown, PA 19401

AS A SERIES D INVESTOR:

SPROUT ENTREPRENEURS FUND, L.P.

By: DLJ Capital Corporation

Its: General Partner

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SPROUT CAPITAL IX, L.P.

By: DLJ Capital Corporation

Its: Managing General Partner

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

DLJ CAPITAL CORPORATION

By: Philippe O. Chambon
Its: Managing Director

Address: 11 Madison Avenue
26th Floor
New York, NY 10010
Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

CADUCEUS PRIVATE INVESTMENTS II, L.P.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

CADUCEUS PRIVATE INVESTMENTS II (QP), L.P.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

UBS JUNIPER CROSSOVER FUND, L.L.C.

By:
Title: Partner

Address:

Attention:

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

BIOTECH GROWTH N.V.

By:
Name:
Title:

Address: Asset Managment BAB N.V.
                        A.Mendes Chumaceiro Boulevard 11
Curacoa, Netherlands Antilles
Attention: Jon Bootsma

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES A, SERIES B, SERIES C INVESTOR AND SERIES D INVESTOR:

SCP PRIVATE EQUITY PARTNERS II, L.P.

By: SCP Private Equity II General Partner, L.P., its General Partner

By: SCP Private Equity II, LLC

By:
Name:
Title:

Address: 435 Devon Park Drive, Building 300 Wayne, PA 19087
Attention: Winston J. Churchill Fax: 610.975.9546

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES A, SERIES C AND SERIES D INVESTOR:

CIP CAPITAL, L.P.

By: CIP Capital Management, Inc.



By:
     -------------------------------
Name:    Joseph L. Jackson
Title:   President

Address: 435 Devon Park Drive, Building 300
         Wayne, PA 19087
         Attention:  Joseph L. Jackson
         Fax: 610.975.9546



AS A SERIES B, SERIES C AND SERIES D INVESTOR:

PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

By: Perseus-Soros Partners, LLC,
Its General Partner

By: SFM Participation, L.P.,
Its Managing Member

By: SFM AH, Inc.,
Its General Partner

By: Soros Private Funds Management LLC
Its Managing Member



-----------------------------------
By:
Title:   Attorney-in-Fact

Address: Perseus-Soros Biopharmaceutical Fund, L.P.
         888 Seventh Avenue, 29th Floor
         New York, NY  10106
         Attention:  Christopher D. Earl

         with a copy to:

         Perseus-Soros Biopharmaceutical Fund, L.P.
         C/O Soros Fund Management LLC
         888 Seventh Avenue, 31st Floor
         New York, NY 10106
         Attention:  Richard D. Holahan, Jr., Esq.

         and

         Paul, Weiss, Rifkind, Wharton & Garrison
         1285 Avenue of the Americas
         New York, New York 10019-6064
         Attention: Bruce A. Gutenplan, Esq.



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS P.A. LLC



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: LB I Group Inc., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: Lehman Brothers Offshore Partners Ltd., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SITCO NOMINEES LTD. VC01903

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: 22 Church Street
Hamilton HM 11
Bermuda

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

By: Schroder Venture Managers Inc., as General Partner

By:
Name:
Title:

Address: Attention: Therese Maguire
Barfield House
St. Julian's Avenue
St. Peter Port, Guernsey
CHANNEL ISLANDS

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

By: Lehman Brothers HealthCare Venture Capital Associates L.P.,
    its General Partner

By: LB I Group Inc., its General Partner



By:
     ------------------------------
Name:    Steven Berkenfeld
Its:     Senior Vice President

Address: Lehman Brothers
         399 Park Avenue
         New York, NY 10022
         Attention:  Fred Steinberg



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES C AND SERIES D INVESTOR:

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

By:
Name:
Title:

Address: F.A.O. Nick Coleman
Schroder Ventures Life Sciences First Floor
71 Kingsway
London
WC2B 6ST
UNITED KINGDOM

                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES B AND SERIES C INVESTOR:

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

By: UTCM, LLC, its General Partner



By:
     ----------------------------
Name:    Thomas I. Unterberg
Title:   A Managing Member

Address: 350 Madison Avenue
         New York, NY 10017



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS, L.P.

By: UTCM, LLC, its General Partner



By:
     ----------------------------
Name:    Thomas I. Unterberg
Title:   A Managing Member

Address: 350 Madison Avenue
         New York, NY 10017



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

AS A SERIES C INVESTOR:

MERRILL LYNCH VENTURES L.P. 2001

By: Merrill Lynch Ventures LLC, as General Partner



By:
     ---------------------------
Name:    Edward J. Higgins
Title:   Vice President and Co-Chief Investment Officer

Address: 95 Greene Street, 7th Floor
         Jersey City, NJ 07302
         Attention: Robert F. Tully
         PH:  201.671.0400
         FAX:  201.671.4527



                                SIGNATURE PAGE TO
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                               SERIES A INVESTORS

NAME

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

                                    EXHIBIT B

                               SERIES B INVESTORS

NAME

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

LB I GROUP INC.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

                                    EXHIBIT C

                               SERIES C INVESTORS

NAME

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P.

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

MERRILL LYNCH VENTURES L.P. 2001

                                    EXHIBIT D

                               SERIES D INVESTORS

NAME

SPROUT ENTREPRENEURS FUND, L.P.

SPROUT CAPITAL IX, L.P.

DLJ CAPITAL CORPORATION

UBS JUNIPER CROSSOVER FUND, L.L.C.

CADUCEUS PRIVATE INVESTMENTS II, LP

CADUCEUS PRIVATE INVESTMENTS II (QP), LP

BIOTECH GROWTH N.V.

PERSEUS-SOROS BIOPHARMACEUTICAL FUND L.P.

SCP PRIVATE EQUITY PARTNERS II, L.P.

C.I.P. CAPITAL L.P.

LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

LEHMAN BROTHERS P.A. LLC

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS LP

SITCO NOMINEES LTD. VC01903

SV (NOMINEES) LIMITED AS NOMINEE OF SCHRODER VENTURES INVESTMENTS LIMITED

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

                                     ANNEX A

                           COUNTERPART SIGNATURE PAGE
                                       TO
                         AUXILIUM PHARMACEUTICALS, INC.
                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

The undersigned, as a purchaser of shares of Series C Preferred Stock, par value $0.01 per share, of Auxilium Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of an Investor as defined in, the Second Amended and Restated Prior Investor Rights Agreement by and among the Company, and the investors listed on EXHIBIT A, EXHIBIT B and EXHIBIT C thereto (the "Prior Investor Rights Agreement"), and further authorizes the Company to attach this signature page to the Prior Investor Rights Agreement in order to make the undersigned a party to the Prior Investor Rights Agreement.

[Investor Name]

Dated: _____________, 200__